Exhibit No. 99.1   Employment Agreement between The Pep Boys-Manny, Moe & Jack and George Babich, Jr. dated July 23, 2004.

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT is made by and between THE PEP BOYS-MANNY, MOE & JACK, a Pennsylvania corporation (the "Corporation"), and George Babich Jr. (the "Executive"), on this 23rd day of July 2004 (the "Effective Date").

W I T N E S S E T H :

WHEREAS, the Executive is currently employed by the Corporation pursuant to an Employment Agreement, dated February 28, 2003 (the "Former Agreement");

WHEREAS, the Corporation desires to continue to retain the services of the Executive by entering into this Employment Agreement on the terms and conditions as set forth herein (the "Agreement"), which Agreement shall supercede the Former Agreement; and

WHEREAS, this Agreement shall be in addition to and shall not supercede the Agreement between the Corporation and the Executive, dated as of March 28, 2000 (the "Change of Control Agreement"), which Change of Control Agreement shall continue in effect under the terms and conditions set forth therein;

NOW, THEREFORE, in consideration of the representations, warranties and mutual covenants set forth herein, the Corporation and the Executive agree as follows:

        1. Position and Duties.
                (a) The Executive shall serve as a President of the Corporation and shall perform such duties and services incident to such position and such other reasonably related duties as may be assigned to him from time to time. From the Effective Date through July 31, 2004, the Executive shall also continue to serve as the Chief Financial Officer of the Corporation and shall continue to perform such duties and services incident to such position, including, but not limited to, compliance with the rules and regulations of the Securities and Exchange Commission with respect to the Corporation's financial statements for the quarterly period ending
                    July 31, 2004.  For a reasonable period following
                    July 31, 2004, the Executive shall assist in the transition of the duties and services incident to the position of the Corporation's chief financial officer to the Executive's successor in such position. Commencing August 1, 2004, the Executive shall assume responsibility for the oversight of the Corporation's Store Operations. During the Executive's employment with the Corporation, the Executive shall report directly to the Chief Executive Officer ("CEO") of the Corporation. The majority of the Executive's services shall be performed at the Corporation's main headquarters in Philadelphia Pennsylvania or at an office or location no more than twenty (20) miles from Philadelphia.

                (b) Excluding periods of vacation, sick leave and disability to which the Executive is entitled, the Executive agrees to devote his full time, attention and energy to the business of the Corporation and to use his reasonable best efforts to perform faithfully and efficiently such responsibilities. The Executive shall not, without the prior written consent of the Corporation, actively engage in any other business or business activity during the Employment Period (as defined below). The Executive may, however, (i) serve on corporate, civic or charitable boards or committees, (ii) participate in appropriate professional organizations, (iii) deliver lectures, fulfill speaking engagements or teach at educational institutions and
                    (iv) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities hereunder. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Corporation.

        2. Employment Period. The term of this Agreement shall commence on the Effective Date and continue until terminated by either party in accordance with Section 4 hereof (the "Employment Period").

        3. Compensation.
                (a) Base Salary.  During the Employment Period, as
                    consideration for services rendered, the Corporation shall pay to the Executive a base salary at an annual rate at least equal to Five Hundred Thirty Five Thousand Dollars ($535,000) ("Base Salary") payable over each calendar year at the regular pay periods of the Corporation. During the Employment Period, Base Salary shall be reviewed by the Board of Directors of the Corporation (the "Board")(or the Compensation Committee thereof) at least annually and may be increased, but not decreased, at any time and from time to time as shall be determined by the Board (or the Compensation Committee) in its sole discretion.

                (b) Annual Bonus.  During the Employment Period, the Executive
                    shall be eligible to earn an annual bonus (an "Annual Bonus") under the terms and conditions of the Corporation's Executive Incentive Bonus Plan (the "Bonus Plan") based on the Executive's target percentage of Base Salary established pursuant to the Bonus Plan.

                (c) Employee Benefit Plans.  In addition to the Base Salary and
                    Bonus payable as hereinabove provided, the Executive shall be entitled to participate during the Employment Period in all incentive programs, savings, pension and retirement plans and programs generally available to other senior executives of the Corporation from time to time other than those embodied in separately negotiated agreements.

                (d) Welfare Benefit Plans.  During the Employment Period, the
                    Executive and the Executive's family shall be eligible for participation (to the same degree as other senior executives of the Corporation) in each welfare benefit plan of the Corporation, including, without limitation, all medical, prescription, dental, disability, salary continuance, life, accidental death and travel accident insurance plan and programs of the Corporation and its affiliated companies.

                (e) Reimbursement of Expenses.  During the Employment Period,
                    the Executive shall be entitled to receive prompt reimbursement, in accordance with the general expense reimbursement policy of the Corporation for all reasonable expenses incurred by the Executive in the performance of his duties hereunder.

                (f) Vacation.  During the Employment Period, the Executive
                    shall be entitled to four weeks per calendar year of paid vacation.

        4. Termination. This Agreement and the Executive's employment shall terminate under the following circumstances:

                (a) Death or Disability.  This Agreement shall terminate
                    automatically upon the Executive's death. During the Employment Period, if, as a result of physical or mental incapacity or infirmity, the Executive shall be unable to perform his duties under this Agreement for (i) a continuous period of 90 days or more, or (ii) periods aggregating 120 days or more during any period of 12 consecutive months (each a "Disability Period"), and at the end of the Disability Period there is no reasonable probability that Executive can promptly resume his duties hereunder, the Executive shall be deemed disabled (the "Disability") and the Corporation, by notice to the Executive, shall have the right to terminate this Agreement and the Executive's employment for Disability at, as of or after the end of the Disability Period. The existence of the Disability shall be determined by a reputable, licensed physician selected by Corporation in good faith, whose determination shall be final and binding on the parties. The Executive shall cooperate in all reasonable respects to enable an examination to be made by such physician. Notwithstanding the foregoing, the Corporation may conclusively determine the Executive to have suffered a Disability and terminate the Employment Period on account of such Disability at any time after the Executive has commenced receiving benefits under the Corporation's Long Term Disability Salary Continuation Plan.

                (b) With or Without Cause.  The Corporation may terminate this
                    Agreement and the Executive's employment with or without "Cause." For purposes of this Agreement, "Cause" means
                    (i) the continued failure of the Executive to perform substantially his duties with the Corporation (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such failure subsequent to the Executive being delivered a Notice of Termination without Cause by the Corporation or delivering a Notice of Termination for Good Reason to the Corporation); (ii) any act by the Executive of illegality, dishonesty or fraud in connection with the Executive's employment; (iii) the willful engaging by the Executive in gross misconduct which is demonstrably and materially injurious to the Corporation or its affiliates; (iv) the Executive's conviction of or pleading guilty or no contest to a felony; or (v) a violation of Section 6 or 7 herein. For purpose of this paragraph (b), no act or failure to act by the Executive shall be considered "willful" unless done or omitted to be done by the Executive in bad faith and without reasonable belief that the Executive's action or omission was in the best interests of the Corporation or its affiliates. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation, or upon the instructions of the CEO or another officer of the Corporation senior to the Executive shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Corporation. Cause shall not exist unless and until the Corporation has delivered to the Executive, along with the Notice of Termination for Cause, a copy of a resolution duly adopted by three-quarters (3/4) of the entire Board (excluding the Executive if the Executive is a Board member) at a meeting of the Board called and held for such purpose, finding that in the good faith opinion of the Board an event set forth in clauses (i) - (v) above has occurred and specifying the particulars thereof in detail. The Board must notify the Executive of any event constituting Cause within ninety (90) days following the Board's knowledge of its existence or such event shall not constitute Cause under this Agreement.

                (c) With or Without Good Reason.  This Agreement and the
                    Executive's employment may be terminated by the Executive with or without Good Reason. For purposes of this Agreement, "Good Reason" means:

                  (i) a material and adverse change in the Executive's title as a President of the Corporation, other than an insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the Executive;

                  (ii)  the Executive no longer reporting to the CEO;

                  (iii) any substantial failure by the Corporation to comply with any of the provisions of Section 3 of this Agreement; or

                  (iv) the Corporation requiring the Executive to be based at any office or location other than that described in
                        Section 1(a) hereof, except for travel required in the performance of the Executive's responsibilities hereunder; provided, however, that a termination by the Executive for Good Reason shall be effective only if, within 30 days following the delivery of a Notice of Termination for Good Reason by the Executive to the Corporation, the Corporation has failed to cure the circumstances giving rise to Good Reason to the reasonable satisfaction of the Executive.

                (d) Notice of Termination.  Any termination by the Corporation with or without Cause or by the Executive with or without Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 9(d) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the termination date is other than the date of receipt of such notice specifies the proposed termination date.

                (e) Certain Modifications.  Notwithstanding anything to the contrary contained in this Section 4 or in any other Section of this Agreement, Good Reason shall not be deemed to occur, and the Corporation shall not be deemed in violation of any provision of this Agreement, upon any change in duties or responsibilities of the Executive that is a result of a modification of the organizational structure of the Corporation.

        5.      Obligations of the Corporation Upon Termination.

                (a) Death.  If the Executive's employment is terminated by reason of the Executive's death, this Agreement shall terminate and the Corporation shall pay the Executive's estate his Base Salary through the date of termination at the rate in effect at the time of death and any other benefits (including death benefits) to which the Executive is entitled to hereunder as of the date of the Executive's death and shall have no further obligations to the Executive under this Agreement, except as may be applicable under Section 5(d) hereof.


                (b) Disability.  If the Executive's employment is
                    terminated by reason of the Executive's Disability, this Agreement shall terminate and the Corporation shall pay the Executive his Base Salary through the date of termination at the rate in effect at the time of Disability and any other benefits (including Disability benefits) to which the Executive is entitled to hereunder at the date of the termination and shall have no further obligations to the Executive under this Agreement, except as may be applicable under Section 5(d) hereof.

                (c) Other than Death or Disability.  If the Executive's
                    employment shall be terminated by either party for any reason other than the Executive's Death or Disability, the Corporation shall pay the Executive his Base Salary through the date of termination at the rate in effect at the time Notice of Termination is given and shall have no further obligations to the Executive under this Agreement, except as may be applicable under Section 5(d) hereof.

                (d)     Severance Compensation.

                  (i)       If the Executive's employment shall be terminated
                        prior to August 1, 2007, (A) by reason of the Executive's Death or Disability, (B) by the Corporation without Cause or (C) by the Executive for Good Reason, the Corporation shall pay the Executive, within ten
                        (10) days of the applicable termination date, a lump sum of One Million Six Hundred Thousand Dollars ($1,600,000).

                  (ii)      If the Executive's employment shall be terminated
                        during the period commencing on August 1, 2007 and ending on February 4, 2012 (inclusive) for any reason, other than by the Corporation with Cause as specified in Section 4(b)(ii)-(v) hereof, the Corporation shall pay the Executive, within ten (10) days of the applicable termination date, a lump sum of One Million Six Hundred Thousand Dollars ($1,600,000).

                  (iii)     In addition, upon a termination of the Executive's
                        employment (A) by the Corporation without Cause or (B) by the Executive for Good Reason, and not withstanding any other provisions of this Agreement or any other agreement, (1) all non-vested stock-based awards then held by the Executive which had been granted as of the Effective Date shall immediately become fully vested and non-forfeitable and (2) all vested stock-based awards (including those that vested pursuant to clause
                        (1) above) shall be exercisable at any time up to the sooner of their expiration or the last day of the month which is within the period ending twenty-four calendar months after the date of termination of employment.

                    All payments and benefits to be provided under this
                    Section 5 (d) shall be subject to the Executive's (x) compliance with the restrictions of Sections 6 and 7(a) herein and (y) execution of a general release and waiver of claims against the Corporation in the form to be determined by the Corporation at the time of termination. Anything herein to the contrary notwithstanding, if the Executive becomes entitled to payments pursuant to Section 5(d) hereof, the Executive agrees to waive payments under any severance plan or program of the Corporation.

        6. Confidential Information. The Executive shall forever hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Corporation or any of its affiliated companies and which shall not be public knowledge. The Executive shall not, without the prior written consent of the Corporation, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it.
        7. Covenant Against Competition.

                (a) The Executive shall not, during his employment with the
                    Corporation and for two years thereafter, directly or indirectly, induce or attempt to influence any employee of the Corporation to terminate his employment with the Corporation or hire or solicit for hire on behalf of another employer any person then employed or who had been employed by the Corporation during the immediately preceding six months. The Executive shall not, during his employment with the Corporation and for two years thereafter, unless the Executive's employment is terminated by the Corporation without Cause or by the Executive with Good Reason, directly or indirectly, engage in (as a principal, partner, director, officer, agent, employee, consultant or otherwise) or be financially interested in any business operating within the United States of America, if (i) such business' primary business is the retail and/or commercial sale of automotive parts, accessories, tires and/or repair/maintenance services including, without limitation, the entities (including their franchisees and affiliates) listed on Schedule 7 hereto, or (ii) the retail and/or commercial sale of automotive parts, accessories, tires and/or repair/maintenance services is the primary focus of such engagement or financial interest. However, nothing contained in this Section 7 shall prevent the Executive from holding for investment up to two percent (2%) of any class or equity securities of a company whose securities are traded on a national or foreign securities exchange.

                (b) The Executive acknowledges that the restrictions contained in Section 6 and 7(a), in view of the nature of the business in which the Corporation is engaged, are reasonable and necessary in order to protect the legitimate interests of the Corporation, and that any violation thereof would result in irreparable injuries to the Corporation, and the Executive therefore acknowledges that, in the event of his violation of any of these restrictions, the Corporation shall be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such a violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Corporation may be entitled.

                (c) If the Executive violates any of the restrictions contained in the foregoing Section 7(a), the restrictive period shall be extended from the time of the commencement of any such violation until such time as such violation shall be cured by the Executive to the satisfaction of the Corporation.

                (d) The invalidity or unenforceability of any provision or provisions of this Section 7 shall not affect the validity or enforceability of any other provision or provisions of this Section 7, which shall remain in full force and effect. If any provision of this Section 7 is held to be invalid, void or unenforceable in any jurisdiction, any court or arbitrator so holding shall substitute a valid, enforceable provision that preserves, to the maximum lawful extent, the terms and intent of this Agreement and shall correspondingly modify the Company's obligations under
                    Section 5(d). If any of the provisions of, or covenants contained in, this Section 7 are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any such holding shall affect such provision of this
                    Section 7, solely as to that jurisdiction, without rendering that or any other provisions of this Section 7 invalid, illegal, or unenforceable in any other jurisdiction. If any covenant contained in this Section 7 should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable and a corresponding reduction in the scope of the Company's obligations under
                    Section 5(d) shall also be made.

        8. Successors.

                (a) This Agreement is personal to the Executive and without the prior written consent of the Corporation shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                (b) This Agreement shall inure to the benefit of and be binding upon the Corporation and its successors.

                (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        9. Miscellaneous.

                (a) This Agreement shall be governed by and construed in
                    accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. The parties hereto agree that exclusive jurisdiction of any dispute regarding this Agreement shall be the state or federal courts located in Philadelphia, Pennsylvania. EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY PROCEEDING OVER ANY DISPUTE ARISING UNDER THIS AGREEMENT.

                (b) The captions of this Agreement are not part of the
                    provisions hereof and shall have no force or effect.

                (c) This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                (d) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                    If to the Executive, to:

                    the last known address of the Executive maintained in the Corporation's books and records

                    If to the Corporation, to:

                    The Pep Boys - Manny, Moe & Jack
                    3111 West Allegheny Avenue
                    Philadelphia, PA 19132
                    Attention: Chief Executive Officer
                    cc: General Counsel

                    or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                (e) The Corporation may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                (f) This Agreement, together with the Change of Control
                    Agreement, contains the entire understanding of the Corporation and the Executive with respect to the subject matter hereof and supersedes any and all prior agreements or understandings between the parties regarding such subject matter, including, but not limited to, the Former Agreement.

                    IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                              /s/ George Babich Jr.
                                             ---------------------------------
                                              George Babich, Jr.


                                             THE PEP BOYS - MANNY, MOE & JACK

                                        By:  /s/ Lawrence N. Stevenson
                                             ---------------------------------
                                             Lawrence N. Stevenson
                                             Chief Executive Officer

                                        By:  /s/ William Leonard
                                             ---------------------------------
                                             William Leonard
                                             Chairman, Compensation Committee
                                             of the Board of Directors

                                      Schedule 7

        AutoZone, Advance, CSK, NAPA, Monro, Midas, Mieneke, Jiffy Lube, Sears Automotive, Firestone, Goodyear, NTB, America's Discount Tire, TBC Corp (Big O Tire), Just Tires, Les Schwab, Tire Kingdom, Tire Plus, and O'Reilly